EXHIBIT 10.3
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                                PROMISSORY NOTE
                                ---------------
                                  (SINGLE PAY)
$527,716                                                       December 15, 2005

     FOR VALUE RECEIVED, the undersigned (hereinafter "Maker"), hereby promises to pay to the order of Warren F. Kruger, Jr., his successors, heirs and assigns, the principal sum of FIVE HUNDRED TWENTY SEVEN THOUSAND SEVEN HUNDRED SIXTEEN DOLLARS AND NO/100 ($527,716) with interest on the unpaid balance thereof from the date hereof at the rate of Seven and One-Half percent (7.5%) per annum, with accrued interest payable quarterly on a non-cash basis (Greystone equity or accrued at Kruger's option) on the 1st day of each successive calendar month and the first payment of interest due on or before March 31, 2006, and with principal plus all accrued but unpaid interest due and payable as follows: one-third (1/3) January 2008; one-third (1/3) January 2009; and one-third (1/3) January 2010.

     If principal or any installment of interest, or any portion thereof, shall not be paid when due, either according to the maturity dates above stated or by acceleration under the terms hereof, then the same shall bear interest at the rate of eighteen percent (18%) per annum until paid.

     The Maker hereof may prepay all or any portion of the principal hereof at any time without prepayment penalty or premium. Any and all principal prepayments permitted hereby must be accompanied by full payment of all interest accrued on the amount of principal so prepaid.

     The Maker and any endorsers, sureties, guarantors and assignors of this Note hereby severally waive demand, presentment for payment, notice of dishonor or nonpayment, protest and notice of protest and any other notice, and agree and consent that either before or after the maturity of this Note or any interest installment hereof, the time for its payment or for the payment of any installment may be extended from time to time by the holder hereof, without notice and that after such extension or extensions each of them shall remain bound for the payment hereof, notwithstanding such extension or extensions.

     Time is of the essence on this Note. If any installment of interest hereof should not be paid when due, or if the Maker or any endorsers, sureties, or guarantors should die, be dissolved, make an assignment for the benefit of creditors, be adjudicated a bankrupt, or institute or have instituted against them any insolvency or bankruptcy proceedings and any such involuntary bankruptcy or involuntary insolvency proceedings are not dismissed within thirty
(30) days after commencement thereof, this Note shall become immediately due and payable at the option of the holder, and notice of the election of this option is expressly waived.

         If this Note or any portion of the principal or interest is not paid when due, and is given to an attorney for collection, or suit is filed hereon, and as often as any of such events occur, the Maker, and any endorsers, sureties and guarantors, jointly and severally, agree to pay a reasonable attorney's fee and court costs.
                               "MAKER"

                               GREYSTONE LOGISTICS, INC.

                               By: /s/  Robert H. Nelson
                                  ----------------------------------------
                               Printed Name: Robert H. Nelson
                                            ------------------------------
                               Title: Chief Operating Officer and Chief
                                     -------------------------------------
                                      Financial Officer
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                               "MAKER"

                               GREYSTONE MANUFACTURING, L.L.C.

                               By: /s/  Robert H. Nelson
                                  ----------------------------------------
                               Printed Name: Robert H. Nelson on behalf of
                                            ------------------------------
                                            Warren F. Kruger, Sole Member
                                            ------------------------------
                               Title: President and Chief Executive
                                     -------------------------------------
                                      Officer
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